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                                                                    EXHIBIT 32.2


           CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Quarterly Report on Form 10-Q of Penwest Pharmaceuticals Co. (the "Company") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jennifer L. Good, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 4, 2004                        /s/ Jennifer L. Good
                                               ---------------------------------
                                               Jennifer L. Good
                                               Senior Vice President, Finance
                                               and Chief Financial Officer